Restrictions on distribution of profits and dividends (Tables)	12 Months Ended
Dec. 31, 2017
Restrictions on distribution of profits and dividends
Schedule of dividends

	2017	2016	2015

Dividends declared and paid by Telecom Argentina during the year ($ 4.28, $2.06, and $0.83 peso per share, respectively)	(*) 4,151	(*) 2,000	804

Proposed for approval at the Annual General Meeting (not recognized as a liability as of December 31)	(**)	-	-

(*) By reversal of the Voluntary reserve for future dividends payments.

(**) The Company’s Board of Directors has proposed to the Shareholder’s Meeting the confirmation of the dividends’ distribution in advance (Note 33.b) and the allocation of the outstanding retained earnings ($1,989) to the constitution of a “Voluntary reserve for future dividends payments”, with delegation to the Board of Directors its subsequent reversal and availability.